R E D W O O D T R U S T . C O M Q2 2025 Redwood Review July 30, 2025 Exhibit 99.3

2 This presentation contains forward-looking statements, including statements regarding our 2025 forward outlook and strategic priorities, key drivers to increase earnings, book value, and mortgage banking volumes, current target annualized non-GAAP EAD returns on equity, current target returns related to capital deployment opportunities, estimates of upside and potential earnings in our Redwood Investments segment from embedded discounts to par value on securities, and our expectation to free up approximately $200 to $250 million in capital from legacy investments. Forward-looking statements involve numerous risks and uncertainties. Our actual results may differ from our beliefs, expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements are not historical in nature and can be identified by words such as “anticipate,” “estimate,” “will,” “should,” “expect,” “believe,” “intend,” “seek,” “plan” and similar expressions or their negative forms, or by references to strategy, plans, opportunities, or intentions. Cautionary Statement; Forward-Looking Statements These forward-looking statements are subject to risks and uncertainties, including, among other things, those described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and any subsequent Quarterly Reports on Form 10-K, Form 10-Q and Form 8-K under the caption “Risk Factors.” Other risks, uncertainties, and factors that could cause actual results to differ materially from those projected may be described from time to time in reports the Company files with the Securities and Exchange Commission, including Current Reports on Form 8-K. Additionally, this presentation contains estimates and information concerning our industry, including market size and growth rates of the markets in which we participate, that are based on industry publications and reports. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to these estimates. We have not independently verified the accuracy or completeness of the data contained in these industry publications and reports. The industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of factors, including those referred to above, that could cause results to differ materially from those expressed in these publications and reports.

Redwood's Network of Businesses

REDWOOD TRUST

We serve areas of the housing market not well-served by government "Agency" home loan programs

Operating Platforms

REDWOOD SEQUOIA	aspire A DIVISION OF REDWOOD TRUST	COREVEST A DIVISION OF REDWOOD TRUST	RWT HORIZONS
Consumer Home Loan Products for Originators	Homeownership and Home Equity Access Solutions	Business Purpose Loans to Housing Investors	Venture Fund Manager- Fintech/Proptech Startups

Redwood by the Numbers

- Founded 1994
- 30 Year+ Track Record
- #1 Non-Bank Distributor of Jumbo and Non-QM Loans
- $2.5 Billion of Cumulative Dividends Since Inception
- 365%+ Total Shareholder Return Since Inception
- 172 Securitizations Across Products
- ~$135 Billion Loans Originated / Locked Since 2012

Detailed Endnotes are included at the end of this presentation.

3

4 Strategic Update

Accelerated Transition to Core Operating Strategy

REDWOOD TRUST

In the second quarter, we accelerated Redwood's strategic transition toward a larger and simplified operating model, with a focus on our Core Segments, while winding down our Legacy Investments exposure

Segments		
Sequoia	Correspondent jumbo loan platform, serving large network of mortgage originators (bank and non-bank). Also includes Aspire's expanded loan correspondent platform	Core Segments
CoreVest	Direct life-cycle lender to housing investors	Core Segments
Redwood Investments	Portfolio of residential housing investments sourced from our Sequoia, Aspire and CoreVest platforms	Core Segments
Legacy Investments	Legacy investments non-core to Redwood's long-term strategic objectives (includes legacy multifamily bridge loans and other third-party assets)	

Q2'25 Capital Allocation by Segment[1]

Core Segments represent 67% of total capital



$1.6bn
Sequoia 30%
CoreVest 8%
Redwood Investments 29%
Legacy Bridge Loans 17%
Other Legacy Investments 16%
Core Segments (Operating Platform Segments & Redwood Investments)
Legacy Investments

Detailed Endnotes are included at the end of this presentation.

5

Reallocation of Capital Towards Core Segments

REDWOOD TRUST

Reallocation of Capital…[1][2]



Core Segments (Operating Platform Segments & Redwood Investments)
Legacy Investments
39%
61%
33%
67%
20%
80%
0% - 5%
95% - 100%
3/31/2025
6/30/2025
YE'25 Target
YE'26 Target

- Reduction in capital allocation to Legacy Investments is expected to free up **~$200 to $250 million** in incremental capital for **reinvestment into our Core Segments by YE'25**[1][2]

…Supports Unlocking Full Earnings Power[2]

		Q2'25*	Target Returns
Core Segments	Sequoia Mortgage Banking Non-GAAP EAD ROE	19%	15% - 25%
Core Segments	CoreVest Mortgage Banking Non-GAAP EAD ROE	34%	15% - 25%
Core Segments	Redwood Investments Non-GAAP EAD ROE	16%	15%- 20%

- Reallocation of capital to Core Segments, coupled with achievement of target returns, supports consolidated EAD returns in the **range of 9%–12%** heading into 2026[3]

Detailed Endnotes are included at the end of this presentation.
*Non-GAAP EAD ROE is a non-GAAP measure. See "Non-GAAP Disclosures" slides in the Endnotes for additional information and reconciliation to GAAP metrics.

6

7 Second Quarter 2025 Earnings and Opportunity

Second Quarter 2025 Highlights & Positioning

REDWOOD TRUST

Further Growth and Industry Reach	**Largest Quarter**	of Sequoia On-the-Run Lock Volume Since 2021 ($3.3bn)	of CoreVest Funded Volume Since 2022 ($509mm)
Strong Returns on Mortgage Banking Platforms	**20%+**	Four Consecutive Quarters of 20%+ GAAP Returns for Our Combined Mortgage Banking Platforms	
Elevated Demand for Our Products	**$3.5bn**	of Loans Distributed in Q2'25 Across Combined Mortgage Banking Platforms – Most Active Quarter Since 2021	
Growing Access to TAM for Sequoia	Active Relationships With **210+**	Jumbo Loan Sellers	Representing **~80%** of the Jumbo Origination Market[1]
Loan Seller Inroads for Aspire	Active Relationships With **~40**	Non-QM Loan Sellers	**~65%** QoQ Increase in Aspire Loan Sellers

Detailed Endnotes are included at the end of this presentation.

8

9 Detailed Endnotes are included at the end of this presentation. *Non-GAAP Core Segments EAD EPS and Non-GAAP Core Segments EAD ROE are non-GAAP measures. See “Non-GAAP Disclosures” slides in the Endnotes for additional information and reconciliation to GAAP metrics. Second Quarter 2025 Financial Performance Earnings and ROEs Book Value Liquidity $(0.76) GAAP EPS $0.18 Non-GAAP Core Segments EAD EPS* $7.49 Book Value Per Share (8.6)% Total Economic Return(1) $260 $302 Q1'25 Q2'25 Recourse Leverage ($bn)(3)Cash & Cash Equivalents ($mm) $0.18 Dividend Per Share 12.2% Indicative Dividend Yield(2) Common Stock Dividend Recourse Debt (36.6)% GAAP ROE 14.5% Non-GAAP Core Segments EAD ROE* Q2’25 GAAP EPS and ROE were impacted by ($0.79) per share in fair value and repositioning charges related to Legacy Investments $2.9 $3.3 Q1'25 Q2'25 QoQ increase related to incremental financing on Sequoia loans held for sale

10 ▪ GAAP segment net income of $22.2 million ▪ Segment GAAP ROE of 19% ▪ $3.6 billion of lock volume; (14)% QoQ and +30% YoY(1) ▪ Includes $3.3 billion of Sequoia jumbo loans and $330 million of Aspire expanded loans ▪ GAAP segment net income of $6.1 million ▪ Segment GAAP ROE of 27% and Non-GAAP EAD ROE of 34%* ▪ $509 million of loan fundings; +6% QoQ and +11% YoY ▪ GAAP Segment net income of $11.9 million ▪ Segment GAAP ROE of 11% and Non-GAAP EAD ROE of 16%* ▪ Deployed approximately $100 million of capital primarily into accretive retained operating investments Q3’25 QTD Activity(2) ▪ QTD Q3’25, we have locked/funded $1.6 billion of loans and distributed approximately $0.7 billion of loans across our operating platforms Second Quarter 2025 & Recent Business Performance Detailed Endnotes are included at the end of this presentation. *EAD return on equity (“EAD ROE”) is a non-GAAP measure. See “Non-GAAP Disclosures” slides in the Endnotes for additional information and reconciliation to GAAP metrics.

11 Key Trends in Housing Finance Drive Immediate Scale Opportunities for Our Platform Our businesses and products are deeply integrated with—and positioned to support—the evolving landscape of housing finance Detailed Endnotes are included at the end of this presentation. Borrower demand for the non-Agency housing finance solutions that we offer has grown significantly With rising investor demand for our assets, we're prioritizing partners who invest in both our assets and the platforms that power them— driving long-term growth Potential policy reform could unlock transformative growth for Redwood’s products Independent mortgage banks (“IMBs”) continue to gain market share Bank retrenchment creates increased loan sale and market share opportunities for our platforms Borrower Demand Private Capital Demand for Our Assets Housing Policy Reform Non-Bank Opportunity Bank Opportunity

Banking Sector Dynamics Create Increased Volume Opportunities for Redwood

REDWOOD TRUST

Our bank seller expansion has created an influx of loan activity

Bank Jumbo Market Share

- Banks are ceding share to IMBs but still represent the majority of the market
- More banks are seeking solutions for on-the-run production and seasoned portfolios

Bank M&A Activity

- M&A activity is increasing which could drive additional mortgage loan portfolio sales at compelling valuations

Recent Bank Activity

- A significant amount of seasoned jumbo collateral has traded in recent months, with the expectation for more activity on the horizon as banks continue to evaluate their balance sheets

Bank Jumbo Market Share Over Time[1]



86%
85%
78%
67%
2022
2023
2024
2025 YTD

Recent Bank M&A Activity[2]



# of Deals
32
9
22
19
Total Deal Size ($bn)
$ 21
$ 3
$ 50
$ 20
2022
2023
2024
2025 YTD

3 Large Banks have Exited Residential Mortgage Lending in '25 YTD

$15 Billion+ of Seasoned Jumbo Loan Sales by Banks in '25 YTD

Detailed Endnotes are included at the end of this presentation.

12

13 Segment Updates

14 16% 30% 23% 28% 19% Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Detailed Endnotes are included at the end of this presentation. Note numbers may not foot due to rounding. Sequoia Mortgage Banking segment volume of $3.6bn includes $3.3bn of Sequoia jumbo loans and $0.3bn of Aspire expanded loans. Sequoia Second Quarter 2025 Performance Quarterly Lock Volumes(1) $ billions • Q2’25 GAAP ROE of 19%, compared to 28% in Q1’25 • Gain on sale margins of 131bps, compared to historical target range of 75 to 100bps • $3.3 billion of locks(1) • On-the-Run (current production) lock volume up 15% QoQ – highest level since 2021 despite curtailment of activity in April due to macro volatility • Cost per loan of 26bps remained efficient(2) • Distribution efforts remained strong with $2.9 billion of loans distributed in Q2’25 – the most active quarter of distribution since Q2’21 • Maintained strong ROEs as capital allocation to this segment has grown Q2’25 Overview +24% YoY Increase Correspondent jumbo loan platform, serving large network of mortgage originators (bank and non-bank) Quarterly GAAP ROEs and Average Capital $2.6 $2.2 $2.3 $3.9 $3.3 Q2'24 Q3'24 Q4'25 Q1'25 Q2'25 On-the-Run Seasoned $255 $307 $387 $367 $457 Average Capital ($mm) (3)

Sequoia Volume Drivers

REDWOOD SEQUOIA

After deepening relationships with our seller network, there are various tailwinds supporting a significant increase in volume opportunities

Hybrid ARM Activity is Increasing

- Over the last few years, we have seen growing demand for ARM products from our network of loan originators
- ARM demand remains elevated amidst persistently high rates

Further Wallet Share with Existing Network of Loan Sellers[1]

Our loan sellers account for **~80%** of the jumbo origination market

Total of **214** Loan Sellers

Growing % of Market Near Refinance[2]

- There is a growing population of outstanding mortgages that are poised to benefit from a decline in rates
- Today, 13% of residential mortgages have a mortgage rate above 6%, up from 8% at the beginning of 2024[2]

ARMs as a % of Total Sequoia Lock Volume


7.0%
0.3%
8.9%
10.9%
2022
2023
2024
2025 YTD

Sequoia's Loan Seller Network as a % of the Total Jumbo Market


60%
80%
YE'23
6/30/2025

Outstanding Residential Mortgages by Mortgage Rate


2%
39%
19%
11%
15%
13%
<2%
2-3%
3-4%
4-5%
5-6%
>6%

Detailed Endnotes are included at the end of this presentation.
15

Redwood is the Leading Non-Bank Distributor of Jumbo Loans

REDWOOD SEQUOIA

Sequoia Securitization Overview

We have continuously led the private sector in housing finance

2x	#1	144	$70bn	~300
Faster Turn Times Than Peers	Non-Bank Issuer of Jumbo Loan RMBS (#2 Overall Issuer behind JP Morgan)(1)	RMBS Securitizations Since Inception under Sequoia / SEMT brand	of Jumbo Loan Collateral Securitized Since Inception	Securitization Buyers

Non-Bank Jumbo Loan Securitization Activity 2010 to Present(1)



$bn
$42
$7
$6
$6
$6
$6
$5
$4
$3
$3
Sequoia
Peer A
Peer B
Peer C
Peer D
Peer E
Peer F
Peer G
Peer H
Peer I
We have executed ~40% of non-bank jumbo securitization activity since 2010

Detailed Endnotes are included at the end of this presentation.

16

Aspire Second Quarter 2025 Performance

aspire
A DIVISION OF REDWOOD TRUST

Expanded non-QM consumer correspondent business – tailored to borrowers requiring an alternative underwriting approach

Q2'25 Overview

- $330 million of lock volume[1]
  - 197% QoQ volume increase driven by ongoing scale of platform, including addition of new non-QM origination partners
  - 67% Bank Statement / 33% DSCR
  - 30% of lock volume was from new loan sellers
- Loan seller network of ~40 originators, up ~60% QoQ
  - 85%+ of current loan seller network overlaps with Sequoia
  - Loan seller network continues to grow further as we scale our platform

Aspire Lock Volume ($mm)[1]



$111
$330
$370
Q1'25
Q2'25
July'25

Growing Non-QM Market

The non-QM origination market grew 66% in 2024 and **industry estimates suggest that significant growth will continue in 2025 given growing borrower need for expanded loan products**

Non-QM Market Over Time ($bn)[2]



$51
$42
$70
$100
2022
2023
2024
FY'25 Est.

Current Aspire lock volumes represent an early entry into a large and growing addressable market, which we expect to scale substantially over time[3]

Detailed Endnotes are included at the end of this presentation.

17

CoreVest Second Quarter 2025 Performance

COREVEST
A DIVISION OF REDWOOD TRUST

Direct life-cycle lender to housing investors

Q2'25 Overview

- GAAP ROE of 27% and non-GAAP EAD ROE of 34%*
- $509 million of fundings, highest volume since Q3'22
  - Up 6% QoQ and up 11% YoY
  - We continue to gain market share in smaller balance loan products (e.g. RTL, DSCR)
  - Term loan, RTL and DSCR each saw 20%+ QoQ increases in funded volume
- Net cost to originate of 94bps[1] remains efficient
- Distributed $583 million of loans (+38% QoQ) – most active quarter ever for CoreVest distributions

Quarterly Funded Volume ($mm)



$ millions
+11% YoY Increase
$459
$458
$501
$482
$509
Q2'24
Q3'24
Q4'24
Q1'25
Q2'25
Term
DSCR
Bridge
RTL

Q2'25 Fundings by Strategy[2]



RTL 33%
Term 39%
$509mm
Bridge 22%
DSCR 6%

Detailed Endnotes are included at the end of this presentation.*EAD return on equity ('EAD ROE") is a non-GAAP measure. See "Non-GAAP Disclosures" slides in the Endnotes for additional information and reconciliation to GAAP metrics.

18

CoreVest Volume Drivers

CoreVest
A DIVISION OF REDWOOD TRUST

FY'25 Growth Drivers

- Deeper footprint and greater market share in small-balance loans (RTL and DSCR represent ~$245 billion TAM[1])
- The rise in RTL is driven by record investor activity, led by small/mid-size investors who made up 25% of home purchases in Q1'25 — five times the share of large investors
- Homebuilder shift towards forward sales to investors looking to stabilize into rental communities
- Repeat activity with top quality sponsors
- Capturing market share from banks
- Ongoing distribution momentum (e.g. JV, whole loan sale, securitization)

Growth in Market Volumes[1]


$ billions
The small-balance loan market is estimated to grow 15% over the next 2 years
$213
$220
$245
$119
$123
$137
$94
$97
$108
2024
2025E
2026E
RTL
DSCR

Detailed Endnotes are included at the end of this presentation.

19

Redwood Investments Second Quarter 2025 Performance

REDWOOD INVESTMENTS

Portfolio of residential housing investments sourced from our leading operating platforms

Redwood Investments Q2'25 Activity

- GAAP ROE of 11% and non-GAAP EAD ROE of 16%*
- Deployed approximately $100 million of capital primarily into accretive retained operating investments with target returns of 15% to 20%(1)
- Ongoing focus on:
  - Optimizing non-recourse financing structures to improve returns
  - Continuing to retain investments created from our Sequoia, Aspire and CoreVest platforms and our JV partnerships

Q2'25 Capital Allocation(2)



Bridge Securities Retained 18%
Third-Party 29%
Term Securities Retained 14%
$453 million
Sequoia Securities Retained 39%

QoQ 90 Day+ Delinquencies(3)



Q4'24
Q1'25
Q2'25
0.2%
0.2%
0.3%
7.4%
8.4%
7.1%
2.1%
3.8%
3.6%
Sequoia Securities Retained
Term Securities Retained
Bridge Securities Retained

Detailed Endnotes are included at the end of this presentation.*EAD return on equity ("EAD ROE") is a non-GAAP measure. See "Non-GAAP Disclosures" slides in the Endnotes for additional information and reconciliation to GAAP metrics. Capital allocated to mortgage banking platforms is inclusive of risk-based capital.

20

Legacy Investments Second Quarter 2025 Performance

LEGACY INVESTMENTS

Legacy investments not core to Redwood's long-term thesis (includes legacy multifamily bridge loans and other third-party assets)

Legacy Investments Q2'25 Activity

- Net capital allocation to Legacy Investments reduced 17% to $523 million from $630 million due to bridge loan repayments and sale of $90 million of non-strategic third-party securities
  - Marginable securities repo decreased to $93 million from $236 million[(1)]
- Net loss from Legacy Investments was primarily driven by:
  - Fair value changes reflecting realized and anticipated near-term resolutions on legacy bridge loans and other non-core portfolios
  - Changes in fundamental performance within our legacy bridge loan portfolio

Q2'25 Capital Allocation[(2)]



Other Third-Party 10%
Legacy HEI 38%
Legacy Bridge Portfolio 52%
$523 million

QoQ 90 Day+ Delinquencies[(3)]



90 Day+ DQ UPB
$123mm
$237mm
$193mm
Q4'24
Q1'25
Q2'25
9.2%
16.4%
15.9%
7.3%
7.3%
6.9%
Legacy Bridge Portfolio
SLST (RPL)

Detailed Endnotes are included at the end of this presentation.

21

22 Financial Results

23 Detailed Endnotes are included at the end of this presentation. Note: Numbers may not foot due to rounding.

24 Detailed Endnotes are included at the end of this presentation. Note: Numbers may not foot due to rounding.

25 Detailed Endnotes are included at the end of this presentation Note: Numbers may not foot due to rounding. .

26 Detailed Endnotes are included at the end of this presentation. Note: Numbers may not foot due to rounding.

27Detailed Endnotes are included at the end of this presentation. Note: Numbers may not foot due to rounding.

28 Detailed Endnotes are included at the end of this presentation. Note: Numbers may not foot due to rounding. Recourse Debt Scheduled Maturities ($ in millions)

29 Non-GAAP Disclosures

30 To supplement consolidated and segment financial information prepared and presented in accordance with U.S. generally accepted accounting principles ("GAAP"), the Company also provides the following non-GAAP measures: • Core Segments Earnings Available for Distribution (“Core Segments EAD”) • Earnings Available for Distribution (“EAD”) Management believes these non-GAAP measures provide supplemental information to assist management and investors in analyzing the Company’s results of operations and help facilitate comparisons to industry peers. Management also believes that these non-GAAP measures are metrics that can supplement its analysis of the Company’s ability to pay dividends, by providing an indication of the current income generating capacity of the Company's operating platforms as of the quarter being presented. In addition, management believes its new non-GAAP Core Segments EAD measure provide supplemental information to assist management and investors in analyzing the Company’s expedited transition to the scalable and simplified capital-efficient business model, which includes an accelerated wind-down of legacy portfolio holdings within its newly-established Legacy Investments segment. These non-GAAP measures should not be utilized in isolation, nor should they be considered as an alternative to GAAP net income (loss) available (related) to common stockholders, GAAP ROE or other measurements of results of operations computed in accordance with GAAP or for federal income tax purposes. Core Segments EAD. Core Segments EAD and Core Segments EAD ROE are new non-GAAP measures established in the second quarter 2025 and are used to present management’s non-GAAP analysis (based on its non-GAAP Earnings Available for Distribution (“EAD”) measure further described below) of the combined performance the Company’s mortgage banking platforms and related investments (which consist of the Company’s Sequoia Mortgage Banking, CoreVest Mortgage Banking and Redwood Investments segments and are defined as the Company’s “Core Segments”, inclusive of an allocated portion of the Company’s Corporate segment relating to those segments). • Core Segments EAD excludes the Company’s Legacy Investments segment and excludes an allocated portion of the Company’s Corporate segment relating to the Legacy Investments segment. • Core Segments EAD per basic common share and Core Segments EAD ROE are also new non-GAAP measures established in the second quarter 2025 and are calculated using Core Segments EAD. • Core Segments EAD ROE is defined as Core Segments EAD divided by average capital attributable to Core Segments. A further discussion of Core Segments EAD and a reconciliation of our non-GAAP Core Segments EAD measures to comparable GAAP measures is set forth below under the heading “Reconciliation of GAAP to non-GAAP Core Segments EAD”. Non-GAAP Disclosures

31 EAD. Earnings Available for Distribution (“EAD”) and EAD ROE are non-GAAP measures that the Company has historically reported and continue to be used to present management’s non-GAAP analysis of the performance of the Company’s different business segments, and that continue to be calculated exclusive of any allocation of the Company’s Corporate segment. • Consistent with prior quarter disclosures, EAD and EAD ROE are non-GAAP measures derived from GAAP Net income (loss) available (related) to common stockholders and GAAP Return on common equity ("GAAP ROE" or "ROE"), respectively. • Consistent with prior quarter disclosures, EAD is defined as: GAAP net income (loss) available (related) to common stockholders adjusted to (i) exclude investment fair value changes, net; (ii) exclude realized gains and losses; (iii) exclude acquisition related expenses; (iv) exclude certain organizational restructuring charges (as applicable); and (v) adjust for the hypothetical income taxes associated with these adjustments. • Consistent with prior quarter disclosures, EAD ROE is defined as EAD divided by average capital utilized for each respective period. A further discussion of EAD and a reconciliation of our non-GAAP EAD measures to comparable GAAP measures is set forth below under the heading “Reconciliation of GAAP to non-GAAP EAD”. Supplemental Non-GAAP Table - Illustrating EAD With Allocated Corporate Segment. Management is also presenting a supplemental non-GAAP table in this section under the heading “Supplemental Table - EAD With Allocated Corporate Segment” to clearly illustrate a key distinction between the methodology for calculating the two non-GAAP measures described above – namely, Core Segments EAD and EAD. That key distinction relates to whether or not the non-GAAP measure allocates the Company’s Corporate segment across its other reporting segments for purposes of calculating the non-GAAP measure of performance. Management believes this supplemental table assists management and investors in comparing the Company’s two distinct non-GAAP measures described above. Non-GAAP Disclosures (Continued)

32 Reconciliation of GAAP to non-GAAP Core Segments Earnings Available for Distribution (“Core Segments EAD”) (1) (2) Non-GAAP Disclosures – Core Segments EAD See footnotes on next page

33 Non-GAAP Disclosures – Core Segments EAD (Continued) Footnotes: 1. Certain totals may not foot due to rounding. 2. Core Segments EAD and Core Segments EAD ROE are new non-GAAP measures established in the second quarter 2025 and are used to present management’s non-GAAP analysis of the combined performance the Company’s mortgage banking platforms and related investments (which are defined as "Core Segments" and which consist of the Company’s Sequoia Mortgage Banking, CoreVest Mortgage Banking and Redwood Investments segments), inclusive of an allocated portion of the Company’s Corporate segment relating to those Core Segments. Core Segments EAD excludes the Company’s Legacy Investments segment and excludes an allocated portion of the Company’s Corporate segment relating to the Legacy Investments segment. Core Segments EAD is defined as: GAAP net income (loss) available (related) to common stockholders adjusted to (i) exclude GAAP net loss from the Legacy Investments Segment, (ii) exclude the portion of the Corporate Segment allocation relating to the Legacy Investments segment, (iii) exclude investment fair value changes, net; (iv) exclude realized gains and losses; (v) exclude acquisition related expenses; (vi) exclude certain organizational restructuring charges (as applicable); and (vii) adjust for the hypothetical income taxes associated with these adjustments. Refer to footnote 9 below for the definition of Core Segments EAD ROE. 3. Allocation of Corporate Segment relating to the Legacy Investments Segment is a non-GAAP adjustment based on average capital utilized by the Legacy Investments Segment of $576 million and $614 million for the three months ended June 30, 2025 and March 31, 2025, respectively. 4. Investment fair value changes, net includes all amounts within that same line item in our consolidated statements of (loss) income that are attributable to our Core Segments and Corporate segment, which primarily represents both realized and unrealized gains and losses on our investments held in our Core Segments and Corporate Segment and associated hedges. Realized and unrealized gains and losses on our HEI investments are reflected in a separate line item on our consolidated income statements titled "HEI income, net". 5. Realized (gains)/losses, net includes all amounts within that line item on our consolidated statements of (loss) income that are attributable to our Core Segments. 6. Acquisition related expenses include transaction costs paid to third parties, as applicable, and the ongoing amortization of intangible assets related to the Riverbend and CoreVest acquisitions. 7. Tax effect of adjustments represents the hypothetical income taxes associated with EAD adjustments used to calculate Core Segments EAD. 8. Core Segments EAD per basic common share is a new non-GAAP measure established in the second quarter 2025 and is defined as Core Segments EAD divided by basic weighted average common shares outstanding at the end of the period. 9. Core Segments EAD ROE is a new non-GAAP measure established in the second quarter 2025 and is defined as Core Segments EAD divided by average capital attributable to Core Segments of $689 million and $671 million for the three months ended June 30, 2025 and March 31, 2025, respectively.

34 Reconciliation of GAAP to non-GAAP EAD – Second Quarter 2025 (1) (2) Non-GAAP Disclosures – EAD See footnotes on next page .

Non-GAAP Disclosures – EAD by Segment (Continued)

REDWOOD TRUST

Reconciliation of GAAP to non-GAAP EAD – First Quarter 2025 [1] [2]

$ in millions	Three Months Ended March 31, 2025					
	Sequoia Mortgage Banking	CoreVest Mortgage Banking	Redwood Investments	Legacy Investments	Corporate/ Other	Total
GAAP Net Income (Loss)	**$ 25.8**	**$ 3.0**	**$ 25.0**	**$ (2.1)**	**$ (37.3)**	**$ 14.4**
Adjustments:						
Investment fair value changes, net [3]	—	—	(3.6)	8.7	0.1	**5.2**
Realized (gains)/losses, net [4]	—	—	(0.6)	—	—	**(0.6)**
Acquisition related expenses [5]	—	2.2	—	—	—	**2.2**
Tax effect of adjustments [6]	—	(0.6)	(0.8)	—	—	**(1.4)**
Non-GAAP EAD	**$ 25.8**	**$ 4.6**	**$ 20.1**	**$ 6.6**	**$ (37.2)**	**$ 19.8**
Capital utilized (average for period)	$ 367	$ 89	$ 475	$ 614	$ (431)	**$ 1,114**
GAAP return on equity ("ROE") (annualized)	28.2 %	13.5 %	21.1 %	(1.4)%	N/A	5.2 %
Non-GAAP EAD return on equity ("EAD ROE") (annualized) [7]	28.2 %	20.6 %	16.9 %	4.3 %	N/A	7.1 %

Footnotes:

1. Certain totals may not foot due to rounding.
2. Consistent with prior quarter disclosures, EAD and EAD ROE are non-GAAP measures derived from GAAP net income (loss) available (related) to common stockholders and GAAP Return on Equity ("GAAP ROE" or "ROE"), respectively.

   Consistent with prior quarter disclosures, EAD is defined as: GAAP net income (loss) available (related) to common stockholders adjusted to (i) exclude investment fair value changes, net; (ii) exclude realized gains and losses; (iii) exclude acquisition related expenses; (iv) exclude certain organizational restructuring charges (as applicable); and (v) adjust for the hypothetical income taxes associated with these adjustments.

   Refer to footnote 7 below for the definition of EAD ROE.
3. Investment fair value changes, net includes all amounts within that same line item in our consolidated statements of (loss) income, which primarily represents both realized and unrealized gains and losses on our investments (excluding HEI) and associated hedges. Realized and unrealized gains and losses on our HEI investments are reflected in a separate line item on our consolidated income statements titled "HEI income, net".
4. Realized (gains)/losses, net includes all amounts within that line item on our consolidated statements of income.
5. Acquisition related expenses include transaction costs paid to third parties, as applicable, and the ongoing amortization of intangible assets related to the Riverbend and CoreVest acquisitions.
6. Tax effect of adjustments represents the hypothetical income taxes associated with all adjustments used to calculate EAD.
7. Consistent with prior quarter disclosures, EAD ROE is defined as EAD divided by average capital utilized for each respective period.

35

36 Supplemental Table – Non-GAAP EAD with Allocated Corporate Segment – Second Quarter 2025 (1) (2) See footnotes on next page Supplemental Table – Non-GAAP EAD with Allocated Corporate Segment

37 Supplemental Table – Non-GAAP EAD with Allocated Corporate Segment – First Quarter 2025 (1) (2) Supplemental Table – Non-GAAP EAD with Allocated Corporate Segment (Continued) Footnotes 1. Certain totals may not foot due to rounding. 2. This supplemental measure is presented to clearly illustrate a key distinction between the methodology for calculating the two non-GAAP measures discussed in this earnings press release and detailed in the preceding tables - namely, Core Segments EAD and EAD. That key distinction relates to whether or not the non-GAAP measure allocates the Company’s Corporate segment across its other reporting segments for purposes of calculating the non-GAAP measure of performance. In this supplemental non-GAAP table, GAAP Net Income by segment is adjusted to (i) include allocations of the Corporate Segment to each of our Mortgage Banking segments, as well as to our Redwood Investments and Legacy Investments segments, (ii) exclude investment fair value changes, net (as applicable); (iii) exclude realized gains and losses (as applicable); (iv) exclude acquisition related expenses; (v) exclude certain organizational restructuring charges (as applicable); and (vi) adjust for the hypothetical income taxes associated with these adjustments. 3. Allocation of Corporate Segment is a non-GAAP adjustment based on average capital utilized by each segment for the respective periods. 4. Investment fair value changes, net includes all amounts within that same line item in our consolidated statements of (loss) income, which primarily represents both realized and unrealized gains and losses on our investments (excluding HEI) and associated hedges. Realized and unrealized gains and losses on our HEI investments are reflected in a separate line item on our consolidated income statements titled "HEI income, net". 5. Realized (gains)/losses, net includes all amounts within that line item on our consolidated statements of income. 6. Acquisition related expenses include transaction costs paid to third parties, as applicable, and the ongoing amortization of intangible assets related to the Riverbend and CoreVest acquisitions. 7. Tax effect of adjustments represents the hypothetical income taxes associated with all adjustments used to calculate EAD.

38 Endnotes

39 Slide 3 (Redwood’s Network of Businesses) Source: Company financial data as of June 30, 2025 unless otherwise noted. Market data per Bloomberg as of June 30, 2025. Securitization data as of July 29, 2025. Slide 5 (Accelerated Transition to Core Operating Strategy) Source: Company financial data as of June 30, 2025 unless otherwise noted. 1. Allocated capital includes working capital for mortgage banking operations and investments net of associated average debt for Redwood Investments. Capital allocation excludes corporate capital and RWT Horizons. Further detail on the components of Q2’25 allocated capital is included in the Financial Results section of this presentation. Slide 6 (Reallocation of Capital Towards Core Segments) Source: Company financial data as of June 30, 2025 unless otherwise noted. 1. Allocated capital includes working capital for mortgage banking operations and investments net of associated average debt for Redwood Investments. Capital allocation excludes corporate capital and RWT Horizons. Further detail on the components of Q1’25 and Q2’25 allocated capital is included in the Financial Results section of this presentation. 2. Incremental capital for reinvestment and target return figures represent management’s targets and estimates and actual results may differ materially. 3. Represents management’s targets and estimates and actual results may differ materially. The range of consolidated EAD returns provided reflects a variety of management’s estimates and assumptions that could prove to be incorrect, such as the level of mortgage banking activity, an investment’s coupon, amortization of premium or discount, costs and fees, and our assumptions regarding prepayments, defaults and loan losses, among other things. Income and cash flows recognized in future periods may be significantly less than the income and cash flows that would have been recognized had target returns been realized. Because management’s methodology for these future targets and estimated future returns does not include fair value changes, or realized gains and losses, the range of consolidated EAD returns provided excludes any impact from investment fair value changes net, realized gains and losses, and associated tax impacts. Slide 8 (Second Quarter 2025 Highlights and Positioning) Source: Company financial data as of June 30, 2025 unless otherwise noted. 1. Source: Inside Mortgage Finance data as of Q1’25. Slide 9 (Second Quarter 2025 Financial Performance) Source: Company financial data as of June 30, 2025 unless otherwise noted. Market data per Bloomberg as of June 30, 2025. 1. Total economic return is based on the periodic change in GAAP book value per common share plus dividends declared per common share during the period, divided by beginning period GAAP book value per common share. 2. Indicative dividend yield based on RWT closing stock price of $5.91 on June 30, 2025. 3. At June 30, 2025 and March 31, 2025, recourse debt excluded $16.9 billion and $15.8 billion, respectively, of consolidated securitization debt (ABS issued and servicer advance financing), other liabilities and other debt that is non-recourse to Redwood, and tangible stockholders' equity excluded $38.0 million and $40.2 million, respectively, of goodwill and intangible assets. Endnotes Slide 10 (Second Quarter 2025 and Recent Business Performance) Source: Company financial data as of June 30, 2025 unless otherwise noted. References to “QoQ” are comparisons of the quarterly performances between Q1’25 and Q2’25. References to “YoY” are comparisons for the quarterly performances between Q2’24 and Q2’25. 1. Lock volume represents loans identified for purchase from loan sellers. Lock volume does not account for potential fallout from pipeline that typically occurs through the lending process. 2. Data as of July 29, 2025. Slide 12 (Banking Sector Dynamics Create Increased Volume Opportunities for Redwood) Source: Company financial data as of June 30, 2025 unless otherwise noted. 1. Source: Inside Mortgage Finance data as of Q1’25. 2. Source: Goldman Sach Research. Slide 14 (Sequoia Second Quarter 2025 Performance) Source: Company financial data as of June 30, 2025 unless otherwise noted. References to “QoQ” are comparisons of the quarterly performances between Q1’25 and Q2’25. References to “YoY” are comparisons for the quarterly performances between Q2’24 and Q2’25. 1. Lock volume represents loans identified for purchase from loan sellers. Lock volume does not account for potential fallout from pipeline that typically occurs through the lending process. 2. Cost per loan for the Sequoia Mortgage Banking segment is calculated as operating expenses of this segment divided by loan purchase commitments of this segment. 3. Average capital includes average working capital for Sequoia Mortgage banking operations. Slide 15 (Sequoia Volume Drivers) Source: Company financial data as of June 30, 2025 unless otherwise noted. 1. Source: Inside Mortgage Finance data as of Q1’25. 2. Source: Morgan Stanley Research. Slide 16 (Redwood is the Leading Non-Bank Distributor of Jumbo Loans) Source: Company financial data as of June 30, 2025 unless otherwise noted. 1. Source: JP Morgan Research. Slide 17 (Aspire Second Quarter 2025 Performance) Source: Company financial data as of June 30, 2025 unless otherwise noted. 1. Aspire lock volume is included in the Sequoia Mortgage Banking business segment results. Lock volume represents loans identified for purchase from loan sellers. Lock volume does not account for potential fallout from pipeline that typically occurs through the lending process. July 2025 lock volume includes data through July 29, 2025. 2. Source: Inside Mortgage Finance and Bank of America Merrill Lynch data. 3. Represents management’s targets and estimates and actual results may differ materially. Slide 18 (CoreVest Second Quarter 2025 Performance) Source: Company financial data as of June 30, 2025 unless otherwise noted. References to “QoQ” are comparisons of the quarterly performances between Q1’25 and Q2’25. References to “YoY” are comparisons for the quarterly performances between Q2’24 and Q2’25. 1. Net cost to originate for the CoreVest Mortgage Banking segment is calculated as operating expenses, less upfront origination fees, divided by origination volume. 2. Composition percentages are based on unpaid principal balance.

40 Endnotes Slide 23 (Appendix: Income Statement) 1. Net interest expense from “Corporate (unsecured debt)” consists primarily of interest expense on corporate unsecured debt. Slide 25 (Appendix: Capital Allocation Summary) 1. Amounts of assets in our Redwood Investments segment, as presented in this table, represent our economic interests (including our economic interests in consolidated VIEs) and do not present the assets within VIEs that we consolidate under GAAP (except for our CAFL Bridge VIEs and SLST resecuritization). See our GAAP Balance Sheet and Reconciliation to Non-GAAP Economic Balance Sheet in the Supplemental Financial Tables available on our website for additional information on consolidated VIEs. 2. Consistent with our presentation of assets within this table, non-recourse debt presented within this table excludes ABS issued from certain securitizations consolidated on our balance sheet, including Residential Jumbo (SEMT), BPL Term (CAFL), Freddie Mac SLST and K-Series, and HEI, as well as non-recourse debt used to finance certain servicing investments. 3. Capital allocated to mortgage banking operations represents the working capital we have allocated to manage our loan inventory at each of our mortgage banking segments. This amount generally includes our net capital in loans held on balance sheet (net of financing), capital to acquire / originate loans in our pipeline, net capital utilized for hedges, and risk capital. 4. Corporate capital includes, among other things, capital allocated to RWT Horizons and other strategic investments as well as available capital. Slide 26 (Appendix: Mortgage Banking Key Results) 1. EAD Net Contribution and EAD Net Contribution Return on Equity are non-GAAP measures that are also referred to as EAD and EAD ROE, respectively. Please refer to Non-GAAP Disclosures within the Endnotes section of this presentation for additional information on these measures. 2. Capital utilized for CoreVest operations does not include $38 million of platform premium. Slide 27 (Appendix: Redwood Investments Key Results) 1. EAD Net Contribution and EAD Net Contribution Return on Equity are non-GAAP measures that are also referred to as EAD and EAD ROE, respectively. Please refer to Non-GAAP Disclosures within the Endnotes section of this presentation for more information on these measures. 2. Recourse leverage ratio is calculated as Secured recourse debt balances divided by Capital invested, as presented within this table. Slide 28 (Appendix: Recourse Debt Balances) 1. Non-marginable debt and marginable debt refers to whether such debt is subject to margin calls based solely on the lender’s determination in its discretion of the market value of underlying collateral that is non-delinquent. Non-marginable debt may be subject to a margin call due to delinquency or another credit event related to the mortgage or security being financed, a decline in the value of the underlying asset securing the collateral, an extended dwell time (i.e., period of time financed using a particular financing facility) for certain types of loans, or a change in the interest rate of a specified reference security relative to a base interest rate amount, among other reasons. 2. Average borrowing cost represents the weighted average contractual cost of recourse debt outstanding at the end of each period presented and does not include deferred issuance costs or debt discounts. 3. Represents unsecuritized residential consumer loans, inclusive of Aspire loans. 4. Includes certificated mortgage servicing rights. Slide 19 (CoreVest Volume Drivers) Source: Company financial data as of June 30, 2025 unless otherwise noted. 1. RTL volume based on Fannie Mae Single Family Total Home Sales and Attom Data Fix & Flip Percentage. DSCR based on the same for the rest of the investor owned %. Analysis uses Wells Fargo Research. Figures are rounded. Actual results may vary materially. Slide 20 (Redwood Investments Second Quarter 2025 Performance) Source: Company financial data as of June 30, 2025 unless otherwise noted. 1. Represents management’s targets and estimates and actual results may differ materially. 2. Allocated capital includes working capital for mortgage banking operations and investments net of associated average debt for Redwood Investments. Capital allocation excludes corporate capital and RWT Horizons. Further detail on the components of Q2’25 allocated capital is included in the Financial Results section of this presentation. 3. Percentages are based on UPB. Slide 21 (Legacy Investments Second Quarter 2025 Performance) Source: Company financial data as of June 30, 2025 unless otherwise noted. 1. Non-marginable debt and marginable debt refers to whether such debt is subject to margin calls based solely on the lender’s determination in its discretion of the market value of underlying collateral that is non-delinquent. Non-marginable debt may be subject to a margin call due to delinquency or another credit event related to the mortgage or security being financed, a decline in the value of the underlying asset securing the collateral, an extended dwell time (i.e., period of time financed using a particular financing facility) for certain types of loans, or a change in the interest rate of a specified reference security relative to a base interest rate amount, among other reasons. 2. Allocated capital includes average working capital for mortgage banking operations and average investments net of associated average debt for Redwood Investments. Capital allocation excludes corporate capital and RWT Horizons. Further detail on the components of Q2’25 allocated capital is included in the Financial Results section of this presentation. 3. Percentages are based on UPB.

41*Earnings Available for Distribution (“EAD”) is a non-GAAP measure- See “Non-GAAP Measures” slides in the Endnotes for additional information and reconciliation to GAAP metrics. Glossary of Terms Term Definition ARM Adjustable-Rate Mortgage BFR Build for rent bps Basis points CAFL® CoreVest securitization program CES Closed end second liens DQ Delinquency DSCR Debt Service Coverage Ratio EAD Earnings available for distribution* EPS Earnings per share FY Full year GoS Gain on Sale HEI Home equity investment HPA Home price appreciation IMB Independent mortgage banker JV Joint venture LOC Line of credit LTC Loan to cost Term Definition MB Mortgage banking MSR Mortgage servicing rights Non-QM Non-qualified mortgage QM Qualified mortgage QoQ Quarter over quarter (comparison of sequential quarters) RMBS Residential mortgage backed security RTL Residential transitional loans RPL Reperforming loans SEMT® Residential Consumer (Sequoia) securitization program SFR Single-family rental SLST Residential subordinate securities issued by Freddie Mac SLST securitization trusts SMA Separately managed accounts TAM Total addressable market UPB Unpaid principal balance WA Weighted average YoY Year over year (comparison of same quarter performance over sequential years)